UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                                  Saucony, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Massachusetts               000-05083              04-1465840
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 (State or Other Juris-            (Commission            (IRS Employer
diction of Incorporation           File Number)         Identification No.)

  13 Centennial Drive, Peabody, Massachusetts               01960
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 978-532-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.  Entry into a Material Definitive Agreement

     On August 31, 2004, Saucony, Inc. entered into an amendment to its Amended and Restated Credit Agreement, dated as of August 30, 2002, by and between Saucony and HSBC Bank USA, National Association (successor in interest to State Street Bank and Trust Company), as amended. Pursuant to the amendment, the term of the credit agreement is extended to August 31, 2005. As of August 31, 2004 and October 26, 2004, Saucony had no borrowings outstanding under the credit agreement.


Item 2.02.  Results of Operations and Financial Condition

     On October 26, 2004, Saucony, Inc. announced its financial results for the fiscal quarter ended October 1, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

     99.1 Press Release entitled "Saucony, Inc. Reports Third Quarter Fiscal 2004 Results", issued by Saucony on October 26, 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SAUCONY, INC.

Date:  October 26, 2004         By:   /s/ Michael Umana
                                      --------------------------------------
                                      Michael Umana
                                      Chief Operating Officer,
                                      Executive Vice President,
                                      Finance and Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.         Description

99.1 Press release entitled "Saucony, Inc. Reports Third Quarter Fiscal 2004 Results", issued by Saucony on October 26, 2004